Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
October 31, 2021
T11-NPRT1-1221
1.9584801.107

Schedule of Investments October 31, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 60.0%
Electric Utilities – 60.0%
ALLETE, Inc.		54,964	$ 3,382,485
Alliant Energy Corp.		262,480	14,848,494
American Electric Power Co., Inc.		524,416	44,423,279
Duke Energy Corp.		807,187	82,341,146
Edison International		398,167	25,056,649
Entergy Corp.		210,564	21,692,303
Evergy, Inc.		240,584	15,337,230
Eversource Energy		360,418	30,599,488
Exelon Corp.		1,025,406	54,541,345
FirstEnergy Corp.		570,747	21,990,882
Hawaiian Electric Industries, Inc.		114,687	4,651,705
IDACORP, Inc.		53,042	5,533,342
MGE Energy, Inc.		38,069	2,889,056
NextEra Energy, Inc.		2,058,259	175,631,241
NRG Energy, Inc.		256,836	10,245,188
OGE Energy Corp.		210,096	7,157,971
Otter Tail Corp.		43,779	2,714,736
PG&E Corp. (a)		1,562,314	18,122,842
Pinnacle West Capital Corp.		118,317	7,630,263
PNM Resources, Inc.		85,671	4,262,132
Portland General Electric Co.		94,124	4,641,254
PPL Corp.		807,405	23,253,264
The Southern Co.		1,110,883	69,230,229
Xcel Energy, Inc.		564,773	36,478,688
TOTAL ELECTRIC UTILITIES	686,655,212
GAS UTILITIES – 4.3%
Gas Utilities – 4.3%
Atmos Energy Corp.		137,121	12,631,586
Chesapeake Utilities Corp.		17,976	2,356,114
National Fuel Gas Co.		90,955	5,223,546
New Jersey Resources Corp.		101,244	3,828,036
Northwest Natural Holding Co.		32,247	1,454,017
ONE Gas, Inc.		55,956	3,765,839
South Jersey Industries, Inc.		118,670	2,700,929
Southwest Gas Holdings, Inc.		60,952	4,220,926
Spire, Inc.		54,327	3,409,563
Star Group LP		38,057	431,947
UGI Corp.		219,003	9,506,920
TOTAL GAS UTILITIES	49,529,423
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 3.9%
Independent Power Producers & Energy Traders – 2.7%
Clearway Energy, Inc. Class A		34,617	1,142,015
Clearway Energy, Inc. Class C		82,043	2,910,886
The AES Corp.		699,144	17,569,489
Vistra Corp.		455,265	8,918,641
			30,541,031
Renewable Electricity – 1.2%
NextEra Energy Partners LP		79,670	6,875,521
Ormat Technologies, Inc.		47,245	3,417,231

		Shares	Value

Sunnova Energy International, Inc. (a)		88,597	$ 3,947,882
			14,240,634
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	44,781,665
MULTI-UTILITIES – 26.7%
Multi-Utilities – 26.7%
Ameren Corp.		268,166	22,603,712
Avista Corp.		72,740	2,895,779
Black Hills Corp.		66,056	4,384,797
CenterPoint Energy, Inc.		609,150	15,862,266
CMS Energy Corp.		303,746	18,331,071
Consolidated Edison, Inc.		359,734	27,123,944
Dominion Energy, Inc.		846,333	64,262,065
DTE Energy Co.		203,289	23,042,808
MDU Resources Group, Inc.		211,189	6,489,838
NiSource, Inc.		411,576	10,153,580
NorthWestern Corp.		53,447	3,038,996
Public Service Enterprise Group, Inc.		530,024	33,815,531
Sempra Energy		332,388	42,422,681
Unitil Corp.		15,918	664,577
WEC Energy Group, Inc.		331,005	29,810,310
TOTAL MULTI-UTILITIES	304,901,955
WATER UTILITIES – 4.9%
Water Utilities – 4.9%
American States Water Co.		38,803	3,524,864
American Water Works Co., Inc.		190,426	33,168,401
Cadiz, Inc. (a)		40,778	247,522
California Water Service Group		53,418	3,252,088
Essential Utilities, Inc.		244,880	11,526,502
Middlesex Water Co.		18,011	1,983,371
SJW Group		29,928	1,972,854
The York Water Co.		13,880	665,130
TOTAL WATER UTILITIES	56,340,732
TOTAL COMMON STOCKS (Cost $1,076,458,404)			1,142,208,987

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Money Market Fund – 0.1%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (b) (Cost $1,694,000)		1,694,000	$ 1,694,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,078,152,404)	1,143,902,987
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	607,677
NET ASSETS – 100.0%	$1,144,510,664

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $112,000 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	32	December 2021	$2,155,840	$(3,369)	$(3,369)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
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Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
4	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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